UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________
FORM 8-K/A
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2011
 _________________________________
Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

11601 Wilshire Blvd., Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is filed by Hudson Pacific Properties, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein. This Current Report on Form 8-K/A is being filed solely to amend the financial statements and exhibits previously provided in Item 9.01 of the Current Report on Form 8-K filed on April 29, 2011.

Item 9.01 Financial Statements and Exhibits.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statement and pro forma information relating to the acquisition of the redeemable non-controlling interest in the Rincon Center JV, which owns One and Two Rincon Center, located in San Francisco, California (the “Property”).

(a)     Financial Statements of Business Acquired.
Report of Independent Registered Public Accounting Firm
Statements of Revenues and Certain Expenses for the the years ended December 31, 2010 and 2009
Notes to Statements of Revenues and Certain Expenses

(b)     Unaudited Pro Forma Financial Information.
Unaudited pro forma consolidated balance sheet as of March 31, 2011
Unaudited pro forma consolidated statement of operations for the three months ended March 31, 2011
Unaudited pro forma consolidated statement of operations for the year ended December 31, 2010
Notes to unaudited pro forma consolidated financial statements.

(d)    Exhibits.

Exhibit No.		Description
10.1	*	Loan Agreement by and between Hudson Rincon Center, LLC, as Borrower, and JPMorgan Chase Bank, National Association, as Lender, dated April 29, 2011.
23.1	**	Consent of Ernst & Young LLP.
99.1	*	Press release dated May 4, 2011 regarding the closing of the Rincon Loan.

*	Previously filed as exhibits to the Current Report on Form 8-K as filed with the Securities and Exchange Commission on April 29, 2010.

**	Filed herewith.

Report of Independent Auditors

The Board of Directors and Stockholders of Hudson Pacific Properties, Inc.

We have audited the accompanying statements of revenues and certain expenses (as defined in Note 1) of Rincon Center JV LLC (the “Company”), for the years ended December 31, 2010 and 2009. These statements of revenues and certain expenses are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenues and certain expenses of the Company were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Hudson Pacific Properties, Inc. as described in Note 1, and are not intended to be a complete presentation of the revenues and expenses of the Company.

In our opinion, the statements of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined in Note 1) of Rincon Center JV LLC for the years ended December 31, 2010 and 2009, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Los Angeles, California
April 14, 2011

Rincon Center JV LLC
Statements of Revenues and Certain Expenses
Year Ended December 31, 2010 and 2009
(In thousands)

	Year Ended December 31, 2010	Year Ended December 31, 2009
Revenues
Rental Revenue	$16,832	$17,157
Parking and other	1,643	1,674
Tenant recoveries	1,547	1,477
Total revenues	20,022	20,308

Certain expenses
Property operating expenses	7,770	7,931
Total certain expenses	7,770	7,931
Revenues in excess of expenses	$12,252	$12,377

See accompanying notes

Rincon Center JV LLC
Notes to Statements of Revenues and Certain Expenses
Years Ended December 31, 2010 and 2009
(In thousands)

1. Basis of Presentation

The accompanying statements of revenues and certain expenses include the operations of Rincon Center (“Rincon Center”), an office building located in San Francisco, California. Rincon Center is owned by Rincon Center JV LLC (the “Company”).

The accompanying statements of revenues and certain expenses relates to the Company and has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the years presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred to the future operations of the Company, have been excluded. Such items include depreciation, amortization, management fees, interest expense, interest income and amortization of above and below market leases.

2. Summary of Significant Accounting Policies

Revenue Recognition

The Company recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the Company is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates

3. Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space in the Company. As of December 31, 2010, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows:

2011	$17,162
2012	16,458
2013	13,582
2014	9,432
2015	9,181
Thereafter	14,201
$80,016

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

4. Tenant Concentrations

For the year ended December 31, 2010 and 2009, two tenants represented 68.5% of the Company’s rental revenues.

5. Commitments and Contingencies

The Company is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Company’s results of operations.

6. Subsequent Events

The Company evaluated subsequent events through the date these statements of revenues and certain expenses were issued.

HUDSON PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet of Hudson Pacific Properties, Inc. (the "Company" or "Our") as of March 31, 2011 and unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 2010 and the three months ended March 31, 2011 have been prepared as if the acquisition of the remaining 49% interest in the Rincon Center property and concurrent refinancing and the 2011 equity offering and the concurrent private placement had occurred on March 31, 2011 for the pro forma consolidated balance sheet, and as if the acquisition of 100% of the Rincon Center property and concurrent refinancing, the 2011 equity offering and the concurrent private placement, the acquisitions of Glenborough Tierrasanta, LLC, GLB Encino, LLC, Del Amo Fashion Center Operating Company, L.L.C., Hudson Capital, LLC, the 9300 Wilshire property, the 222 Kearny property, the 10950 Washington property, and the 1455 Market office property, the refinancing of the Sunset Bronson and Sunset Gower media properties, our IPO and the 2010 private placement had occurred on January 1, 2010 for both pro forma consolidated statements of operations.

Our pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical financial statements of the Rincon Center property and related notes thereto included elsewhere in this filing and our form 10-K filed with the Securities and Exchange Commission. The adjustments to our pro forma consolidated financial statements are based on available information and assumptions that we consider reasonable. Our pro forma consolidated financial statements do not purport to (1) represent our financial position that would have actually occurred had the acquisition of the remaining 49% interest in the Rincon Center property and concurrent refinancing, and the 2011 equity offering and concurrent private placement occurred on March 31, 2011, (2) represent the results of our operations that would have actually occurred had the acquisition of 100% of the Rincon Center property and concurrent refinancing, the 2011 equity offering and the concurrent private placement, the acquisitions of Glenborough Tierrasanta, LLC, GLB Encino, LLC, Del Amo Fashion Center Operating Company, L.L.C., Hudson Capital, LLC, the 9300 Wilshire property, the 222 Kearny property, the 10950 Washington property and the 1455 Market office property, the refinancing of the Sunset Bronson and Sunset Gower media properties, our IPO and the 2010 private placement occurred on January 1, 2010 and (3) project our financial position or results of operations as of any future date or for any future period, as applicable.

HUDSON PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of March 31, 2011
(in thousands, except per share date)

	Hudson Pacific Properties, Inc.	Proceeds from 2011 Offering and Private Placement	Use of Proceeds of the 2011 equity offering and private placement	Pro forma before acquisition of Rincon Center and concurrent refinancing	Acquisition of Rincon Center and concurrent refinancing	Company Pro forma
	(A)	(B)	(C)	(D)	(E)
ASSETS
Investment in real estate, net	$832,443	$—	$—	$832,443	$—	$832,443
Cash and cash equivlents	38,273	155,578	(46,500)	147,351	(37,117)	110,234
Restricted cash	9,588	—	—	9,588	—	9,588
Accounts receivable, net	5,973	—	—	5,973	—	5,973
Straight-line rent receivables	7,579	—	—	7,579	—	7,579
Deferred leasing costs	81,295	—	—	81,295	—	81,295
Deferred finance costs, net	4,752	—	—	4,752	—	4,752
Interest rate contracts	1,020	—	—	1,020	—	1,020
Goodwill	8,754	—	—	8,754	—	8,754
Prepaid expenses and other assets	4,148	—	—	4,148	—	4,148
TOTAL ASSETS	$993,825	$155,578	$(46,500)	$1,102,903	$(37,117)	$1,065,786

LIABILITES AND EQUITY
Notes payable	$285,653	$—	$—	$285,653	$4,000	$289,653
Secured Revolving Credit Facility	46,500	—	(46,500)	—	—	—
Accounts payable and accrued liabilities	15,492	—	—	15,492	—	15,492
Below-market leases and above-market ground leases	20,049	—	—	20,049	—	20,049
Security deposits	5,221	—	—	5,221	—	5,221
Prepaid rent	11,656	—	—	11,656	—	11,656
Redeemable non-controlling interest in consolidated real estate entity	41,117	—	—	41,117	(41,117)	—
Interest rate contracts	31	—	—	31	—	31
TOTAL LIABLITIES	425,719	—	(46,500)	379,219	(37,117)	342,102
6.25% Series A Cumulative Redeemable Preferred units of the Operating Partnership	12,475	—	—	12,475	—	12,475
EQUITY
Hudson Pacific Properties, Inc. shareholders' equity
Series B Cumulative Redeemable Preferred Stock	87,500	—	—	87,500	—	87,500
Common stockholders	225	111	—	336	—	336
Additional paid-in capital	408,911	155,467	—	564,378	—	564,378
Accumulated other comprehensive loss	(119)	—	—	(119)	—	(119)
Accumulated deficit	(5,930)	—	—	(5,930)	—	(5,930)
Total Hudson Pacific Properties, Inc. shareholders' equity	490,587	155,578	—	646,165	—	646,165
Non-controlling unitholders in Operating Partnership	65,044	—	—	65,044	—	65,044
TOTAL EQUITY	555,631	155,578	—	711,209	—	711,209
TOTAL LIABILITIES & EQUITY	$993,825	$155,578	$(46,500)	$1,102,903	$(37,117)	$1,065,786

HUDSON PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended March 31, 2011
(in thousands, except per share date)

	Hudson Pacific Properties, Inc.	Other acquisitions and adjustments	Use of Proceeds of the 2011 Equity Offering and private placement	Proforma before acquisition of Rincon Center and concurrent refinancing	Acquisition of Rincon Center and concurrent refinancing	Other proforma adjustments	Company Pro forma
	(AA)	(BB)	(CC)	(DD)	(EE)	(FF)
Revenues
Office
Rental	$17,514	$—	$—	$17,514	$—	—	$17,514
Tenant recoveries	6,031	—	—	6,031	—	—	6,031
Other	2,087	—	—	2,087	—	—	2,087
Total office revenues	25,632	—	—	25,632	—	—	25,632
Media & Entertainment
Rental	5,480	—	—	5,480	—	—	5,480
Tenant recoveries	343	—	—	343	—	—	343
Other property-related revenue	3,271	—	—	3,271	—	—	3,271
Other	78	—	—	78	—	—	78
Total media & entertainment revenues	9,172	—	—	9,172	—	—	9,172
Total revenues	34,804	—	—	34,804	—	—	34,804
Operating Expenses
Office operating expenses	10,274	—	—	10,274	—	—	10,274
Media & entertainment operating expenses	5,179	—	—	5,179	—	—	5,179
General and administrative	3,146	—	—	3,146	—	—	3,146
Depreciation and amortization	11,361	—	—	11,361	—	—	11,361
Total operating expenses	29,960	—	—	29,960	—	—	29,960
Income from operations	4,844	—	—	4,844	—	—	4,844
Other Expense (Income)
Interest expense	4,642	218	(1,157)	3,703	100	—	3,803
Interest income	(8)	—	—	(8)	—	—	(8)
Unrealized (gain) of interest rate contracts	—	—	—	—	—	—	—
Acquisition-related expenses	—	—	—	—	—	—	—
Other expense	117	—	—	117	—	—	117
	4,751	218	(1,157)	3,812	100	—	3,912
Net income (loss)	$93	$(218)	$1,157	$1,032	$(100)	$—	$932
Less: Net income attributable to preferred stock and units	(2,027)	—	—	(2,027)	—	—	(2,027)
Less: Net income attributable to restricted shares	(62)	—	—	(62)	—	—	(62)
Less: Net income loss attributable to non-controlling members in consolidated real estate entities	(813)	—	—	(813)	813	—	—
Add: Net loss attributable to unitholders in the Operating Partnership	299	—	—	299	—	(215)	84
(Loss) income attributable to Hudson Pacific Properties, Inc. shareholders’ / controlling member’ s equity	$(2,510)	$(218)	$1,157	$(1,571)	$713	(215)	$(1,073)
Net loss attributable to shareholders’ per share - basic and diluted	$(0.11)						$(0.03)
Pro Forma weighted average shares outstanding—basic and diluted	21,949,118						33,064,008

HUDSON PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2010
(in thousands, except per share date)

	Hudson Pacific Properties, Inc.	Other acquisitions and adjustments	Use of Proceeds of the 2011 Equity Offering and private placement	Proforma before acquisition of Rincon Center and concurrent refinancing	Acquisition of Rincon Center and concurrent refinancing	Other proforma adjustments	Company Pro forma
	(AA)	(BB)	(CC)	(DD)	(EE)	(FF)
Revenues
Office
Rental	$22,247	$29,764	$—	$52,011	$15,331	—	$67,342
Tenant recoveries	4,023	22,174	—	26,197	1,469	—	27,666
Other	233	779	—	1,012	1,542	—	2,554
Total office revenues	26,503	52,717	—	79,220	18,342	—	97,562
Media & Entertainment
Rental	20,931	—	—	20,931	—	—	20,931
Tenant recoveries	1,571	—	—	1,571	—	—	1,571
Other property-related revenue	11,397	—	—	11,397	—	—	11,397
Other	238	—	—	238	—	—	238
Total media & entertainment revenues	34,137	—	—	34,137	—	—	34,137
Total revenues	60,640	52,717	—	113,357	18,342	—	131,699
Operating Expenses
Office operating expenses	10,212	30,762	—	40,974	7,357	—	48,331
Media & entertainment operating expenses	19,815	(400)	—	19,415	—	—	19,415
General and administrative	4,493	2,909	—	7,402	—	—	7,402
Depreciation and amortization	15,912	15,546	—	31,458	7,918	—	39,376
Total operating expenses	50,432	48,817	—	99,249	15,275	—	114,524
Income from operations	10,208	3,900	—	14,108	3,067	—	17,175
Other Expense (Income)
Interest expense	8,831	3,313	(1,097)	11,047	5,412	—	16,459
Interest income	(59)	—	—	(59)	—	—	(59)
Unrealized (gain) of interest rate contracts	(347)	—	—	(347)	—	—	(347)
Acquisition-related expenses	4,273	—	—	4,273	—	—	4,273
Other expense	192	200	—	392	—	—	392
	12,890	3,513	(1,097)	15,306	5,412	—	20,718
Net (loss) income	$(2,682)	$387	$1,097	$(1,198)	$(2,345)	$—	$(3,543)
Less: Net income attributable to preferred stock and units	(817)	—	—	(817)	—	(7,291)	(8,108)
Less: Net income attributable to restricted shares	(50)	—	—	(50)	—	(194)	(244)
Less: Net income loss attributable to non-controlling members in consolidated real estate entities	(119)	—	—	(119)	148	(29)	—
Add: Net loss attributable to unitholders in the Operating Partnership	418	—	—	418	—	453	871
(Loss) income attributable to Hudson Pacific Properties, Inc. shareholders’ / controlling member’ s equity	$(3,250)	$387	$1,097	$(1,766)	$(2,197)	(7,061)	$(11,024)
Net (loss) attributable to shareholders’ per share - basic and diluted							$(0.33)
Pro Forma weighted average shares outstanding—basic and diluted							33,064,008

HUDSON PACIFIC PROPERTIES, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.    Balance sheet adjustments

(A)     Represents the balance sheet of Hudson Pacific Properties, Inc. (the “Company,” “we,” “our” or “us”) as of March 31, 2011.

(B)     Reflects the sale of shares of common stock, net of underwriting discount commissions and offering expenses and reflects the sale of shares of common stock to certain investment funds affiliated with Farallon at a price of $14.62 per share ("2011 equity offering and concurrent private placement").

Gross proceeds from offering	$116,850
Gross proceeds from private offering	45,688
Less:
Underwriting discounts, commissions and offering expenses	(6,960)
Net proceeds	$155,578

Common stockholders	$111
Additional paid-in capital	155,467
$155,578

(C)     Reflects the use of the net proceeds received from the 2011 equity offering and the concurrent private placement, together with cash on hand, to repay the remaining outstanding revolving credit facility balance of $46,500.

(D)    Reflects pro forma balance sheet as of March 31, 2011 prior to giving effect to the acquisition of the remaining 49% interest in the Rincon Center joint venture and concurrent refinancing transaction.

(E)     Reflects the acquisition of the remaining 49% interest in the Rincon Center joint venture. The pro forma adjustment reflects this acquisition, which has been accounted for as a redemption of the non-controlling equity interest in accordance with ASC 810 Consolidation. Concurrent to the acquisition of the 49% interest in Rincon Center, we refinanced the existing $106,000 secured loan due July 1, 2011 with a $110,000 secured loan. The $110,000 secured loan bears interest at 5.134% per annum and is due on May 1, 2018.

2.    Income statement adjustments

(AA)     Reflects our historical consolidated statement of operations for the three month period ended March 31, 2011 and for the year ended December 31, 2010.

(BB)    Reflects the incremental impact on our pro forma results of operations for the three months ended March 31, 2011 and the year ended December 31, 2010 from our IPO, the 2010 private placement and related formation transactions including (1) repayment of debt secured by the Sunset Gower property, the Technicolor Building and 875 Howard Street property; (2) contracted additional general and administrative expenses as a result of becoming a public company, including, but not limited to, incremental salaries including amortization of non-cash compensation expense on restricted shares issued to management and board of directors’ fees and expenses; (3) expected tax expense to be incurred by our taxable REIT subsidiary for other property related income; and (4) the elimination of management fee expenses as a result of the acquisition of the Hudson Capital, LLC management company. We expect to incur additional general and administrative expenses as a result of operating as a public company, including, but not limited to, incremental salaries, board of directors’ fees and expenses, directors’ and officers’ insurance, Sarbanes-Oxley Act of 2002 compliance costs, and incremental audit and tax fees. In addition, this reflects the incremental impact on our pro forma results of operations for the year ended December 31, 2010 from our acquisitions of Glenborough Tierrasanta, LLC, GLB Encino, LLC, Del Amo Fashion Center Operating Company, L.L.C., Hudson Capital, LLC, the 9300 Wilshire property, the 222 Kearny property, the 10950 Washington property, and the 1455 Market property, as if these acquisitions had occurred on January 1, 2010. Further, we have included interest expense from our secured revolving credit facility balance as of December 31, 2010, as if the entire balance was outstanding on January 1, 2010. The calculation of interest expense relating to our secured revolving credit facility assumes an interest rate of LIBOR plus 2.50% and a 0.40% unused line fee. Finally, we reflected the impact of the refinancing transactions related to the Sunset Bronson and Sunset Gower media properties as if such transaction had occurred on January 1, 2010.

(CC)     Reflects proceeds from the 2011 equity offering used to repay our secured revolving credit facility balance of $46,500 resulting in an increase in the unused line fee and decrease in interest expense as if repayment had occurred on January 1, 2010.

(DD)    Reflects pro forma results of operations for the three months ended March 31, 2011 and the year ended December 31, 2010 prior to giving effect to the acquisition of the remaining 49% interest in the Rincon Center joint venture and the concurrent refinancing transaction (see (D)).

(EE)     The pro forma adjustments reflect the acquisition of 100% of the Rincon Center property for the year ended December 31, 2010 as if the property was acquired on January 1, 2010. We purchased the initial 51% of the Rincon Center property on December 16, 2010 and acquired the remaining 49% interest in the Rincon Center property in the second quarter of 2011. The results of operations prior to the allocation of income to the redeemable non-controlling interest of the Rincon Center property from December 16, 2010 to December 31, 2010 and the three months ended March 31, 2011 are reflected in our historical results of operations.

(FF)    Reflects the incremental impact on our pro forma results of operations for the three months ended March, 31 2011 and the year ended December 31, 2010 as a result of (1) the income allocation to the series A preferred operating partnership units issued during June 2010 as part of our IPO and the income allocation to the series B cumulative redeemable preferred stock issued during December 2010 as part of our December 2010 secondary offering; (2) the income allocation to the unvested restricted shares issued concurrent with and subsequent to our June 2010 IPO; and (3) the income allocation to unitholders in our operating partnership. The issuance of shares in the 2011 equity offering and concurrent private placement will cause more of our pro forma net loss to be attributable to the Company and less to unitholders in our operating partnership. See Notes (AA) through (EE).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date: June 27, 2011	By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Financial Officer

Exhibit Index

Exhibit No.		Description
10.1	*	Loan Agreement by and between Hudson Rincon Center, LLC, as Borrower, and JPMorgan Chase Bank, National Association, as Lender, dated April 29, 2011.
23.1	**	Consent of Ernst & Young LLP.
99.1	*	Press release dated May 4, 2011 regarding the closing of the Rincon Loan.